Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended December 31, 2005 (the “Annual Report”) for the purposes of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

     César Alierta Izuel, the Chief Executive Officer and Santiago Fernández Valbuena, the Chief Financial Officer of Telefónica, S.A., each certifies that, to the best of his knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Telefónica, S.A.

Date: April 12, 2006

TELEFÓNICA S.A.

By:	/s/ César Alierta Izuel

	Name:	César Alierta Izuel
	Title:	Chief Executive Officer

TELEFÓNICA S.A.

By:	/s/ Santiago Fernández Valbuena

	Name:	Santiago Fernández Valbuena
	Title:	Chief Financial Officer